Reference Number:  1803738B/ 1803793B - Novation Confirmation
U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RFMSI
Series 2007-S6 Trust, Mortgage Pass-Through Certificates, Series 2007-S6
June 28, 2007

[PG NUMBER]

                                                                           Barclays Bank PLC
                                                                           5 The North Colonnade
                                                                           Canary Wharf
                                                                           London E14 4BB
                                                                           Tel +44 (0)20 7623 2323

DATE:                               June 28, 2007

TO:                                 U.S. Bank National Association, not individually but solely as the Trustee on behalf of the RFMSI Series 2007-S6 Trust with respect to the Mortgage
                                    Pass-Through Certificates, Series 2007-S6

TO:                                 Citibank N.A.

FROM:                               Barclays Bank PLC

SUBJECT:                            Novation Confirmation

REFERENCE NUMBER:          1803738B/ 1803793B

The purpose of this  confirmation is to confirm the terms and conditions of the Novation  Transaction  entered into between the parties and effective from the Novation Date specified below.  This Novation  Confirmation  constitutes a "Confirmation" as referred to in the New Agreement specified below.

1.   The definitions and provisions  contained in the 2004 ISDA Novation  Definitions (the  "Definitions")  and the
     terms and provisions of the 2000 ISDA  Definitions,  as published by the  International  Swaps and Derivatives
     Association,  Inc. and amended from time to time,  are  incorporated  in this  Novation  Confirmation.  In the event of any  inconsistency  between (i) the  Definitions,  (ii) the 2000 ISDA  Definitions,  and/or (iii) the
     Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.   The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

              Novation Trade Date:                                                 June 28, 2007
              Novation Date:                                                       June 28, 2007
              Novated Amount:                                                      USD 95,000,000
              Transferor 1:                                                        Citibank, N.A.
              Transferor 2:                                                        Barclays Bank PLC
              Transferee 1:                                                        U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RFMSI Series 2007-S6
                                                                                   Trust, Mortgage Pass-Through Certificates, Series 2007-S6
              Transferee 2:                                                        Barclays Bank PLC
              New Agreement (between Transferee 1 and Transferee 2):               The Master Agreement as defined in the New Confirmation

3.   The terms of the Old Transaction to which this Novation  Confirmation  relates,  for identification  purposes, are as follows:

              Trade Date of Old Transaction:                                             June 15, 2007
              Effective Date of Old Transaction:                                         June 28, 2007
              Termination Date of Old Transaction:                                       September 25, 2020

4.   The terms of the New  Transaction  to which this  Novation  Confirmation  relates shall be as specified in the
     New Confirmation attached hereto as Exhibit A.

              Full First Calculation Period:                                             Applicable

5.   Offices:

              Transferor 1:                                                              New York
              Transferor 2:                                                              Not Applicable
              Transferee 1:                                                              Minnesota
              Transferee 2:                                                              Not Applicable

The  parties  confirm  their  acceptance  to be bound by this  Novation  Confirmation  as of the  Novation  Date by executing  a copy  of  this  Novation  Confirmation  and  returning  a  facsimile  of the  fully-executed  Novation
Confirmation  to Incoming  Transaction  Documentation,  Barclays  Capital Global OTC  Transaction  Documentation  &
Management,  Global  Operations,  Fax +(44)  20-7773-6810/6857.  Transferor 1 and Transferor 2, by their respective execution of a copy of this  Novation  Confirmation,  each agrees to the terms of the Novation  Confirmation  as it relates to the Old  Transaction.  Transferee 1 and  Transferee 2, by their  respective  execution of a copy of this
Novation  Confirmation,  each  agrees  to  the  terms  of the  Novation  Confirmation  as it  relates  to  the  New
Transaction.  For all inquiries,  please contact  Incoming  Transaction  Documentation,  Barclays Capital Global by
telephone at +(44) 20-7773-6901/6904/6965.

                                             [SIGNATURE PAGE FOLLOWS]

Reference Number: [_____________] - Novation Confirmation
U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RFMSI
Series 2007-S6 Trust, [Home Equity Mortgage Asset-Backed Pass-Through Certificates], Series 2007-S6
June 28, 2007

BARCLAYS BANK PLC                                                           U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT
                                                                            SOLELY AS TRUSTEE FOR THE BENEFIT OF RFMSI SERIES 2007-S6 TRUST,
                                                                            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-S6

By:  /s/ Daniel Regan
Name:
Title:                                                                      By:  /s/ Michelle Moeller
                                                                            Name:  Michelle Moeller
                                                                            Title:  Assistant Vice President

                                                                            CITIBANK N.A.

                                                                            By:  /s/ Frank Licciardello
                                                                            Name:  Frank Licciardello
                                                                            Title:  Authorized Signatory

                                                                           Barclays Bank PLC
                                                                           5 The North Colonnade
                                                                           Canary Wharf
                                                                           London E14 4BB
                                                                           Tel +44 (0)20 7623 2323

DATE:                               June 28, 2007

TO:                                 U.S. Bank National Association, not individually but solely as the
                                    Trustee on behalf of the RFMSI Series 2007-S6 Trust with respect to the Mortgage Pass-Through Certificates, Series 2007-S6

FROM:                               Barclays Bank PLC

SUBJECT:                            Fixed Income Derivatives Confirmation

REFERENCE NUMBER:                   1803738B/ 1803793B

The purpose of this  long-form  confirmation  is to confirm the terms and  conditions  of the  transaction entered into between RFMSI Series  2007-S6 Trust acting  through U.S.  Bank National  Association,  not in its  individual  capacity,  but  solely as  Trustee  for the  benefit of RFMSI  Series  2007-S6  Trust and
Barclays  Bank PLC (each a "PARTY" and  together  "THE  PARTIES") on the Trade Date  specified  below (the
"TRANSACTION").  This letter  agreement  constitutes  a  "CONFIRMATION"  as referred to in the ISDA Master
Agreement  specified in paragraph 1 below.  In this  Confirmation,  "PARTY A" means Barclays Bank PLC, and
"PARTY B" means RFMSI Series  2007-S6  Trust acting  through U.S. Bank  National  Association,  not in its individual capacity, but solely as Trustee for the benefit of RFMSI Series 2007-S6 Trust.

         The  definitions  and  provisions  contained  in the 2000 ISDA  Definitions,  as published by the
International  Swaps and Derivatives  Association,  Inc. (the  "DEFINITIONS"),  are incorporated into this
Confirmation.  In the event of any  inconsistency  between the  Definitions  and this  Confirmation,  this
Confirmation will govern.

         Other  capitalized  terms  used  herein  (but not  otherwise  defined)  shall  have  the  meaning specified in that  certain  Series  Supplement,  dated as of June 1, 2007,  and the Standard  Terms of the
Pooling and  Servicing  Agreement,  dated as of June 1, 2007  (collectively,  the  Pooling  and  Servicing
Agreement),  among  Residential  Funding Mortgage  Securities I, Inc., as Depositor,  Residential  Funding
Corporation, as Master Servicer, and U.S. Bank National Association, as Trustee (the "TRUSTEE").

1.       This  Confirmation  evidences a complete binding agreement between the parties as to the terms of the  Transaction  to which  this  Confirmation  relates.  In  addition,  the  parties  agree  that for the purposes of this  Transaction,  this  Confirmation  will supplement,  form a part of, and be subject to an agreement  in the form of the 1992 ISDA Master  Agreement  (Multicurrency-Cross  Border) as if the parties had executed an agreement in such form (but  without any Schedule  except for the  elections  noted below)
on the Trade Date of the Transaction (such agreement,  the "FORM MASTER  AGREEMENT").  In the event of any
inconsistency  between  the  provisions  of  the  Form  Master  Agreement  and  this  Confirmation,   this
Confirmation will prevail for the purpose of this Transaction.

         Each party  represents  to the other party and will be deemed to  represent to the other party on the date on which it enters into this  Transaction  that (absent a written  agreement  between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

         (a)      NON-RELIANCE.  Each  party has made its own  independent  decisions  to enter  into this
Transaction  and as to  whether  this  Transaction  is  appropriate  or proper  for it based  upon its own judgment  and upon  advice  from such  advisors  as it has  deemed  necessary.  It is not  relying  on any communication  (written or oral) of the other party as investment  advice or as a recommendation  to enter into this  Transaction;  it being understood that  information and  explanations  related to the terms and conditions of this Transaction  shall not be considered  investment  advice or a  recommendation  to enter into this  Transaction.  Further,  such  party has not  received  from the other  party any  assurance  or guarantee as to the expected results of this Transaction.  Notwithstanding  the foregoing,  in the case of
Party B, it has entered into this  Transaction  pursuant to the  direction  received by it pursuant to the
Pooling and Servicing Agreement.

         (b)      EVALUATION  AND  UNDERSTANDING.  It is capable of evaluating and  understanding  (on its own  behalf or  through  independent  professional  advice),  and  understands  and  accepts,  the  terms, conditions  and risks of this  Transaction.  It is also capable of assuming,  and assumes,  the  financial and other risks of this  Transaction  and, in the case of Party B, it has been directed by the Pooling and
Servicing Agreement to enter into this Transaction.

         (c)      STATUS OF  PARTIES.  The other  party is not  acting as an agent,  fiduciary  or advisor for it in respect of this Transaction.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

   Notional Amount:                         With  respect  to any  Calculation  Period,  the amount as set
                                            forth  in   Exhibit   I,   which  is   attached   hereto   and
                                            incorporated by reference into this Confirmation.

   Trade Date:                              June 15, 2007

   Effective Date:                          June 28, 2007

Termination Date:                           September 25, 2020

FIXED AMOUNTS:

   Fixed Rate Payer:                        Citibank, N.A., on behalf of Party B

   Fixed Rate Payer
   Payment Date:                            June 28, 2007

   Fixed Amount:                            USD 1,088,000

FLOATING AMOUNTS:

   Floating Rate Payer:                     Party A

   Cap Rate:                                5.50%

   Floating Rate Payer
   Period End Dates:                        The  25th of each  Month,  commencing  on July  25,  2007  and
                                            ending  on  the   Termination   Date  with  no  adjustment  to
                                            Floating Rate Payer Period End Dates.

  Early Payment:                            Applicable.  Two Business  Days  preceding  each Floating Rate
                                            Payer Period End Dates.

  Floating Rate Option:                     USD-LIBOR-BBA,  provided,  however,  that if the Floating Rate
                                            determined   from   such   Floating   Rate   Option   for  any
                                            Calculation  Period is  greater  than 9.00% per annum for such
                                            Calculation   Period,   then  the   Floating   Rate  for  such
                                            Calculation  Period  shall be  deemed to be equal to 9.00% per annum.

   Designated Maturity:                     1 Month

   Spread:                                  None

   Floating Rate Day
   Count Fraction:                          30/360

   Reset Dates:                             First day of each Calculation Period.

   Business Days:                           New York

   Business Day Conventions:                Following.

3.       FORM MASTER AGREEMENT.

         (a)      "SPECIFIED  ENTITY" means,  in relation to Party A, for the purpose of Section  5(a)(v),
Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

         (b)      "SPECIFIED  ENTITY" means,  in relation to Party B, for the purpose of Section  5(a)(v),
Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

         (c)      "SPECIFIED  TRANSACTION"  will have the  meaning  specified  in  Section  14 of the Form
Master Agreement.

         (d)      The  "CREDIT  EVENT UPON  MERGER"  provisions  of Section  5(b)(iv)  of the Form  Master
Agreement will not apply to Party A or to Party B.

         (e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision  of  Section  6(a)  of the  Form  Master
Agreement will not apply to Party A or to Party B.

         (f)      The Form Master  Agreement  will be governed by, and construed in accordance  with,  the laws of the State of New York without  reference to its conflict of laws  provisions  (except for Sections
5-1401 and 5-1402 of the New York General Obligations Law).

         (g)      The phrase "TERMINATION CURRENCY" means United States Dollars.

         (h)      For the  purpose of Section  6(e) of the Form Master  Agreement,  Market  Quotation  and
Second Method will apply.

         (i)      The Events of Default specified under Sections 5(a)(ii),  5(a)(iii),  5(a)(iv),  5(a)(v)
and 5(a)(vi) of the Form Master  Agreement  will not apply to Party A or to Party B. With respect to Party
B only, the provisions of Section 5(a)(vii) clause 2 will not be applicable.

         Without  affecting the  provisions of the Form Master  Agreement  requiring  the  calculation  of certain  net  payment  amounts,  as a result of an Event of Default  or  Additional  Termination  Event or
otherwise,  each  party  irrevocably  waives  any and all  rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or condition  payment or performance  of any obligation  between it and the other party hereunder against any obligation between it and the other party under any other agreements.

4.       RECORDING OF CONVERSATIONS.

         Each party to this  Transaction  acknowledges  and agrees to the tape (and/or  other  electronic)
recording  of  conversations  between the parties to this  Transaction  whether by one or other or both of the parties or their agents.

5.       CREDIT SUPPORT DOCUMENT.

         In relation to Party A: Not Applicable.
         In relation to Party B: Not Applicable.

6.       CREDIT SUPPORT PROVIDER.

         In relation to Party A: Not Applicable.
         In relation to Party B: Not Applicable.

7.       ACCOUNT DETAILS.

                Account for payments to Party A:

                Correspondent: BARCLAYS BANK PLC NEW YORK
                FEED: 026002574
                Beneficiary:  BARCLAYS SWAPS
                Beneficiary Account: 050-01922-8

                Account for payments to Party B:

                U.S. Bank National Association
                ABA Number: 091000022
                Account Number: 1731 0332 2058
                Reference: RFMSI Series 2007-S6

8.       [RESERVED.]

9.       FULLY-PAID TRANSACTIONS.

         Notwithstanding  the terms of Sections 5 and 6 of the Form Master  Agreement,  if at any time and so long as one of the parties to the Form Master  Agreement  ("X")  shall have  satisfied  in full all its payment and delivery  obligations  under  Section  2(a)(i) of the Form Master  Agreement  and shall at the time have no future payment or delivery obligations,  whether absolute or contingent,  under such Section, then  unless the other  party ("Y") is required  pursuant  to  appropriate  proceedings  to return to X or otherwise  returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery:  (i)
the occurrence of an event  described in Section 5(a),  excluding  Section  5(a)(vii),  of the Form Master
Agreement  with  respect to X shall not  constitute  an Event of Default or a  Potential  Event of Default
with  respect  to X as the  Defaulting  Party;  and  (ii) Y  shall  be  entitled  to  designate  an  Early
Termination  Date (a)  pursuant  to Section 10 below  and/or (b)  pursuant to Section 6 of the Form Master
Agreement  only as a result of the  occurrence  of a  Termination  Event set  forth in  Sections  5(b)(i),
5(b)(ii) and 5(b)(iii) of the Form Master Agreement with respect to Y as the Affected Party.

10.      [RESERVED.]

11.      WAIVER OF RIGHT TO TRIAL BY JURY.

         EACH PARTY  HEREBY  IRREVOCABLY  WAIVES  ANY AND ALL RIGHTS TO TRIAL BY JURY WITH  RESPECT TO ANY
LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

12.      ELIGIBLE CONTRACT PARTICIPANT.

         Each  party  represents  to the other  party that it is an  "eligible  contract  participant"  as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

13.      NOTICE BY FACSIMILE TRANSMISSION.

         Section  12(a) of the Form  Master  Agreement  is hereby  amended by deleting  the  parenthetical
"(except  that a notice  or  other  communication  under  Section  5 or 6 may not be  given  by  facsimile transmission or electronic messaging system)."

14.      [RESERVED].

15.      MULTIBRANCH PARTY.

         For purpose of Section 10(c) of the Form Master  Agreement:  (a) Party A is a Multibranch  Party,
and may act  through  its  London  Office or such  other  Office as may be  agreed  to by the  parties  in connection with a Transaction; and (b) Party B is not a Multibranch Party.

16.      USA PATRIOT ACT NOTICE.

         Party A hereby  notifies Party B that pursuant to the  requirements of the USA Patriot Act (Title
III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "PATRIOT  ACT"),  it is required to obtain, verify and record  information  that identifies Party B, which  information  includes the name and address of Party B and other  information  that will allow  Party A to  identify  Party B in  accordance  with the
Patriot Act.  Upon request by Party A, Party B shall promptly provide such information.

         In order to comply with laws,  rules,  regulations  and  executive  orders in effect from time to time applicable to banking  institutions,  including those relating to the funding of terrorist activities and money  laundering  ("APPLICABLE  LAW"),  the Trustee is required to obtain,  verify and record certain information  relating  to  individuals  and  entities  which  maintain  a business  relationship  with the
Trustee.  Accordingly,  each of the parties  agrees to provide to the Trustee  upon its request  from time to time such  identifying  information  and  documentation  as may be available for such party in order to enable the Trustee to comply with applicable law.

17.      OTHER PROVISIONS.

         (a)      Calculation Agent.  If applicable, the Calculation Agent is Party A.

         (b)      Addresses for notices.

                  With respect to Party A, at the address set forth on the first page of this
                  Confirmation.

                  In addition, with respect to notices provided to Sections 5 and 6 of the Form Master
                  Agreement, notice shall be provided to:

                  Address: Barclays Bank PLC
                                    5 The North Colonnade
                                    Canary Wharf
                                    London E14 4BB

                                    Attn: Swaps Documentation
                                    Telephone: 44(20)777 36461
                                    Fax: 44(20) 777 36810

                  With a copy to:
                                    Citibank, N.A.
                                    Citibank, N.A. New York
                                    Documentation Unit
                                    Telephone: 212-615-8985
                                    Fax: 212-615-8380
                                    333 W 34th Street
                                    New York, New York 10001

                  With respect to Party B:

                  Address: RFMSI Series 2007-S6 Trust
                                    c/o U.S. Bank National Association
                                    EP-MN-WS3D, 60 Livingston Avenue,
                                    St. Paul, Minnesota 55107
                                    Telephone: 651-495-3880
                                    Fax: 651-495-8090

                  with a copy to:

                  Address: Residential Funding Company LLC
                                    8400 Normandale Lake Blvd.
                                    Minneapolis, MN 55437
                                    Attention: Marguerite Steffes
                                    Facsimile No.: 952-352-0528
                                    Telephone No: 952-857-6484 (For all purposes)

         (c)      For the purpose of Section 13(c) of the Form Master  Agreement:  (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

         (d)      Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

         (e)      The provisions of Section 10(a) will apply to this Agreement.

         (f)      Payer  Representations.  For the purpose of Section  3(e) of the Form Master  Agreement,
Party A and Party B make the following representation:

         It is  not  required  by  any  applicable  law,  as  modified  by the  practice  of any  relevant governmental revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),  6(d)(ii),  or 6(e) of the
Form Master  Agreement)  to be made by it to the other party  under the Form Master  Agreement.  In making this  representation,  it may rely on (i) the  accuracy  of any  representations  made by the other  party pursuant to Section 3(f) of the Form Master  Agreement,  (ii) the satisfaction of the agreement  contained in Section 4(a)(i) or 4(a)(iii) of the Form Master  Agreement,  and the accuracy and  effectiveness of any document  provided  by the other  party  pursuant  to Section  4(a)(i)  or  4(a)(iii)  of the Form  Master
Agreement,  and (iii) the  satisfaction  of the agreement of the other party  contained in Section 4(d) of the Form Master Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause (ii) and the other party does not deliver a form or document  under Section  4(a)(iii)
by reason of material prejudice to its legal or commercial position.

         (g)      Payee  Representations.  For the purpose of Section  3(f) of the Form Master  Agreement,
Party A and Party B make the following representations:

         Party A represents that:

                  (i)      It is a tax resident of the United Kingdom.

                  (ii)     With respect to payments  made to Party A which are not  effectively  connected to the U.S.:  It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

                  (iii)    With  respect to payments  made to Party A which are  effectively  connected to the U.S.:  Each payment  received or to be received by it in connection  with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

         Party B represents  that U.S.  Bank  National  Association  is the Trustee  under the Pooling and
Servicing  Agreement.  U.S.  Bank  National  Association  represents  that it is directed  pursuant to the
Pooling and Servicing  Agreement to enter into this Agreement  (including  the Form Master  Agreement) and to perform its obligations hereunder (and thereunder).

         (h)      For the purpose of Section  4(a)(i) and (ii) of the Form  Master  Agreement,  each Party agrees to deliver the following documents as applicable:

(a)      Tax forms, documents or certificates to be delivered are:-

-------------------------------------------------------- ------------------------------------------------- --------------------------------------------------
               PARTY REQUIRED TO DELIVER
                       DOCUMENT                                     FORM/DOCUMENT/CERTIFICATE                         DATE BY WHICH TO DELIVERED
======================================================== ================================================= ==================================================
======================================================== ================================================= ==================================================
Party B.                                                 An executed U.S. Internal Revenue Service Form    Promptly after the earlier of (i) reasonable
                                                         W-9 (or any successor thereto).                   demand by Party A or (ii) upon actual knowledge
                                                                                                           that any such form is required or that such form
                                                                                                           previously provided to Party A has become
                                                                                                           obsolete or incorrect.
-------------------------------------------------------- ------------------------------------------------- --------------------------------------------------

(b)      Other documents to be delivered are:

----------------------------------- ------------------------------------------------------ -------------------------------------- ------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT                     FORM/DOCUMENT/                          DATE BY WHICH TO BE DELIVERED         COVERED BY SECTION 3(D)
                                                         CERTIFICATE                                                                     REPRESENTATION
=================================== ====================================================== ====================================== ==============================
----------------------------------- ------------------------------------------------------ -------------------------------------- ------------------------------
Party A and Party B.                Incumbency certificate or other documents evidencing   Concurrently with the execution of                 Yes.
                                    the authority of the party entering into this          this agreement or of any other
                                    agreement or any other document executed in            documents executed in connection
                                    connection with this agreement.                        with this agreement.

----------------------------------- ------------------------------------------------------ -------------------------------------- ------------------------------
----------------------------------- ------------------------------------------------------ -------------------------------------- ------------------------------
Party B.                            Each report required to be delivered by Party B        Upon availability, and such delivery               Yes.
                                    under the terms of the Pooling and Servicing           shall be satisfied by posting such
                                    Agreement.                                             report on Party B's website
                                                                                           http://www.usbank.com/mbs
----------------------------------- ------------------------------------------------------ -------------------------------------- ------------------------------
----------------------------------- ----------------------------------------------------- --------------------------------------- ------------------------------
Party A, RFC and RFMSI.             Indemnification agreement executed by Party A, RFC    Concurrently with printing of any                    No.
                                    and RFMSI with respect to information included in     prospectus supplement related to the
                                    any prospectus supplement related to the Class        Class II-A-5 Certificates.
                                    II-A-5 Certificates.
----------------------------------- ----------------------------------------------------- --------------------------------------- ------------------------------
----------------------------------- ----------------------------------------------------- --------------------------------------- ------------------------------
Party A                             Any document required to be delivered pursuant to     As provided for in section 18                       Yes.
                                    section 18 of this Confirmation within the Response
                                    Period set forth in section 18
----------------------------------- ----------------------------------------------------- --------------------------------------- ------------------------------

         (i)      "AFFILIATE"  will  have  the  meaning  specified  in  Section  14  of  the  Form  Master
Agreement;  provided,  however,  that Party B shall be deemed not to have any  Affiliates  for purposes of this Transaction.

         (j)      Party A hereby  agrees that it will not,  prior to the date that is one year and one day
(or, if longer,  the applicable  preference period) after all Certificates (as such term is defined in the
Pooling and Servicing  Agreement)  issued by Party B pursuant to the Pooling and Servicing  Agreement have been paid in full,  acquiesce,  petition or otherwise invoke or cause Party B to invoke the process of any court or  governmental  authority for the purpose of commencing or sustaining a case against Party B under any federal or state  bankruptcy,  insolvency  or similar law or for the purpose of appointing a receiver, liquidator,  assignee,  trustee,  custodian,  sequestrator  or other  similar  official for Party B or any substantial  part  of the  property  of  Party  B,  or for the  purpose  of  ordering  the  winding  up or liquidation  of the affairs of Party B. Nothing  herein shall  prevent Party A from  participating  in any such proceeding once commenced.

         (k)      Notwithstanding  anything herein to the contrary,  it is expressly understood and agreed by the  parties  hereto that (i) this  Confirmation  is  executed  and  delivered  by U.S.  Bank  National
Association,  not  individually  or personally  but solely as trustee  ("TRUSTEE")  for the benefit of the
RFMSI Series 2007-S6 Trust,  in the exercise of the powers and authority  conferred and vested in it, (ii)
each of the  representations,  undertakings and agreements  herein made on the part of the Trustee is made and intended not as personal  representations,  undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trustee,  for the benefit of the RFMSI Series  2007-S6 Trust,
(iii) nothing herein  contained  shall be construed as creating any liability on Trustee,  individually or personally,  to perform any covenant either expressed or implied contained herein, all such liability,  if any,  being  expressly  waived by the parties  hereto and by any Person  claiming by, through or under the parties hereto,  and (iv) under no  circumstances  shall the Trustee be personally  liable for the payment of any  indebtedness  or expenses of the Trustee or be liable for the breach or failure of any obligation, representation,  warranty or covenant  made or  undertaken  by the Trustee  hereunder or any other related documents.

         (l)      The Form Master Agreement is hereby amended as follows:

         The word "third" shall be replaced by the word  "second" in the third line of Section  5(a)(i) of the Form Master Agreement.

         (m)      Severability.  If any term,  provision,  covenant,  or condition of this  Agreement,  or the application  thereof to any party or circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants,  and  conditions  hereof shall  continue  in full force and  effect as if this  Agreement  had been  executed  with the  invalid or unenforceable portion eliminated,  so long as this Agreement as so modified continues to express,  without material  change,  the original  intentions of the parties as to the subject  matter of this Agreement and the deletion of such portion of this Agreement will not  substantially  impair the respective  benefits or expectations of the parties.

         The  parties  shall  endeavor  to engage in good faith  negotiations  to replace  any  invalid or unenforceable  term,  provision,  covenant  or  condition  with a valid or  enforceable  term,  provision, covenant or condition,  the economic  effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(n)      Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "NON-RECOURSE PARTIES") shall be personally liable for the payment by or on behalf of RFMSI Series 2007-S6 Trust hereunder, and Party A shall be limited to a proceeding against the collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against RFMSI Series 2007-S6 Trust for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such collateral and following the realization of the collateral, any claims of Party A shall be extinguished.

5169772 07063959                                Exhibit I-1

5169772 07063959                                Exhibit I-1
                                      EXHIBIT I TO THE CONFIRMATION

------------------------------------------------------------------------------ -------------------------------------
                         For the Calculation Periods                                     Notional Amount
------------------------------------------------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
          From and including:                      To but excluding:                          in USD:
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------

----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 28, 2007                           July 25, 2007                                       95,000,000
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2007                          August 25, 2007                                      94,999,900
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2007                       September 25, 2007                                     94,999,800
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2007                      October 25, 2007                                      94,999,700
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2007                       November 25, 2007                                     94,999,161
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2007                       December 25, 2007                                     94,872,472
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2007                       January 25, 2008                                      94,620,658
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2008                       February 25, 2008                                     94,244,940
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2008                        March 25, 2008                                       93,746,734
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2008                         April 25, 2008                                       93,127,648
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2008                          May 25, 2008                                        92,389,481
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2008                           June 25, 2008                                       91,534,223
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2008                           July 25, 2008                                       90,564,044
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2008                          August 25, 2008                                      89,481,302
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2008                       September 25, 2008                                     88,288,527
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2008                      October 25, 2008                                      86,988,425
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2008                       November 25, 2008                                     85,583,869
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2008                       December 25, 2008                                     84,077,895
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2008                       January 25, 2009                                      82,473,694
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2009                       February 25, 2009                                     80,774,609
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2009                        March 25, 2009                                       78,984,125
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2009                         April 25, 2009                                       77,105,863
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2009                          May 25, 2009                                        75,143,572
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2009                           June 25, 2009                                       73,101,121
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2009                           July 25, 2009                                       70,982,493
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2009                          August 25, 2009                                      68,791,773
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2009                       September 25, 2009                                     66,533,139
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2009                      October 25, 2009                                      64,210,858
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2009                       November 25, 2009                                     61,945,722
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2009                       December 25, 2009                                     59,736,777
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2009                       January 25, 2010                                      57,583,083
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2010                       February 25, 2010                                     55,483,718
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2010                        March 25, 2010                                       53,437,773
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2010                         April 25, 2010                                       51,444,356
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2010                          May 25, 2010                                        49,502,587
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2010                           June 25, 2010                                       47,611,604
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2010                           July 25, 2010                                       45,770,558
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2010                          August 25, 2010                                      43,978,613
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2010                       September 25, 2010                                     42,234,948
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2010                      October 25, 2010                                      40,538,755
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2010                       November 25, 2010                                     38,889,242
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2010                       December 25, 2010                                     37,285,626
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2010                       January 25, 2011                                      35,727,140
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2011                       February 25, 2011                                     34,213,029
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2011                        March 25, 2011                                       32,742,550
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2011                         April 25, 2011                                       31,314,973
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2011                          May 25, 2011                                        29,929,580
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2011                           June 25, 2011                                       28,585,666
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2011                           July 25, 2011                                       27,282,535
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2011                          August 25, 2011                                      26,019,505
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2011                       September 25, 2011                                     24,795,904
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2011                      October 25, 2011                                      23,611,074
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2011                       November 25, 2011                                     22,464,363
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2011                       December 25, 2011                                     21,355,134
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2011                       January 25, 2012                                      20,282,759
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2012                       February 25, 2012                                     19,246,621
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2012                        March 25, 2012                                       18,246,112
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2012                         April 25, 2012                                       17,280,637
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2012                          May 25, 2012                                        16,349,607
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2012                           June 25, 2012                                       15,452,446
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2012                           July 25, 2012                                       14,588,586
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2012                          August 25, 2012                                      14,070,680
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2012                       September 25, 2012                                     13,583,461
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2012                      October 25, 2012                                      13,126,398
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2012                       November 25, 2012                                     12,698,969
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2012                       December 25, 2012                                     12,300,658
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2012                       January 25, 2013                                      11,930,961
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2013                       February 25, 2013                                     11,589,381
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2013                        March 25, 2013                                       11,275,429
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2013                         April 25, 2013                                       10,988,626
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2013                          May 25, 2013                                        10,728,499
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2013                           June 25, 2013                                       10,494,584
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2013                           July 25, 2013                                       10,286,425
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2013                          August 25, 2013                                      10,199,087
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2013                       September 25, 2013                                     10,135,392
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2013                      October 25, 2013                                      10,094,916
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2013                       November 25, 2013                                     10,077,242
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2013                       December 25, 2013                                     10,077,142
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2013                       January 25, 2014                                      10,077,042
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2014                       February 25, 2014                                     10,076,942
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2014                        March 25, 2014                                       10,076,842
----------------------------------------- ------------------------------------ -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    March 25, 2014                          April 25, 2014                                       10,076,742
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    April 25, 2014                           May 25, 2014                                        10,076,642
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                     May 25, 2014                           June 25, 2014                                        10,076,542
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    June 25, 2014                           July 25, 2014                                        10,076,442
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    July 25, 2014                          August 25, 2014                                       10,076,342
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   August 25, 2014                        September 25, 2014                                     10,076,242
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  September 25, 2014                       October 25, 2014                                      10,076,142
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   October 25, 2014                       November 25, 2014                                      10,076,042
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  November 25, 2014                       December 25, 2014                                      10,075,942
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  December 25, 2014                        January 25, 2015                                      10,075,842
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   January 25, 2015                       February 25, 2015                                      10,075,742
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  February 25, 2015                         March 25, 2015                                       10,075,642
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    March 25, 2015                          April 25, 2015                                       10,075,542
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    April 25, 2015                           May 25, 2015                                        10,075,442
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                     May 25, 2015                           June 25, 2015                                        10,075,342
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    June 25, 2015                           July 25, 2015                                        10,075,242
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    July 25, 2015                          August 25, 2015                                       10,075,142
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   August 25, 2015                        September 25, 2015                                      9,857,926
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  September 25, 2015                       October 25, 2015                                       9,479,952
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   October 25, 2015                       November 25, 2015                                       9,110,437
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  November 25, 2015                       December 25, 2015                                       8,749,210
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  December 25, 2015                        January 25, 2016                                       8,396,105
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   January 25, 2016                       February 25, 2016                                       8,050,956
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  February 25, 2016                         March 25, 2016                                        7,713,604
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    March 25, 2016                          April 25, 2016                                        7,383,890
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    April 25, 2016                           May 25, 2016                                         7,061,660
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                     May 25, 2016                           June 25, 2016                                         6,746,760
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    June 25, 2016                           July 25, 2016                                         6,439,042
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    July 25, 2016                          August 25, 2016                                        6,253,831
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   August 25, 2016                        September 25, 2016                                      6,071,806
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  September 25, 2016                       October 25, 2016                                       5,892,912
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   October 25, 2016                       November 25, 2016                                       5,717,098
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  November 25, 2016                       December 25, 2016                                       5,544,311
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  December 25, 2016                        January 25, 2017                                       5,374,499
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   January 25, 2017                       February 25, 2017                                       5,207,613
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  February 25, 2017                         March 25, 2017                                        5,043,603
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    March 25, 2017                          April 25, 2017                                        4,882,419
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    April 25, 2017                           May 25, 2017                                         4,717,941
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                     May 25, 2017                           June 25, 2017                                         4,556,363
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    June 25, 2017                           July 25, 2017                                         4,397,634
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    July 25, 2017                          August 25, 2017                                        4,241,706
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   August 25, 2017                        September 25, 2017                                      4,088,530
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  September 25, 2017                       October 25, 2017                                       3,938,060
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   October 25, 2017                       November 25, 2017                                       3,790,248
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  November 25, 2017                       December 25, 2017                                       3,645,049
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  December 25, 2017                        January 25, 2018                                       3,502,418
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   January 25, 2018                       February 25, 2018                                       3,362,311
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  February 25, 2018                         March 25, 2018                                        3,224,684
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    March 25, 2018                          April 25, 2018                                        3,089,495
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    April 25, 2018                           May 25, 2018                                         2,956,701
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                     May 25, 2018                           June 25, 2018                                         2,826,262
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    June 25, 2018                           July 25, 2018                                         2,698,136
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    July 25, 2018                          August 25, 2018                                        2,572,284
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   August 25, 2018                        September 25, 2018                                      2,448,667
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  September 25, 2018                       October 25, 2018                                       2,327,247
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   October 25, 2018                       November 25, 2018                                       2,207,984
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  November 25, 2018                       December 25, 2018                                       2,090,842
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  December 25, 2018                        January 25, 2019                                       1,975,785
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   January 25, 2019                       February 25, 2019                                       1,862,776
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  February 25, 2019                         March 25, 2019                                        1,751,779
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    March 25, 2019                          April 25, 2019                                        1,642,761
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    April 25, 2019                           May 25, 2019                                         1,535,687
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                     May 25, 2019                           June 25, 2019                                         1,430,523
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    June 25, 2019                           July 25, 2019                                         1,327,237
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    July 25, 2019                          August 25, 2019                                        1,225,795
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   August 25, 2019                        September 25, 2019                                      1,126,166
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  September 25, 2019                       October 25, 2019                                       1,028,319
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   October 25, 2019                       November 25, 2019                                         932,222
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  November 25, 2019                       December 25, 2019                                         837,845
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  December 25, 2019                        January 25, 2020                                         745,159
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   January 25, 2020                       February 25, 2020                                         654,134
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                  February 25, 2020                         March 25, 2020                                          564,741
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    March 25, 2020                          April 25, 2020                                          476,952
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    April 25, 2020                           May 25, 2020                                           390,739
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                     May 25, 2020                           June 25, 2020                                           306,075
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    June 25, 2020                           July 25, 2020                                           222,933
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                    July 25, 2020                          August 25, 2020                                          141,286
       ----------------------------------------- ------------------------------------- -------------------------------------
       ----------------------------------------- ------------------------------------- -------------------------------------
                   August 25, 2020                        September 25, 2020                                         61,109
       ----------------------------------------- ------------------------------------- -------------------------------------